JOHNSON, BLAKELY, POPE, BOKOR, RUPPEL & BURNS, P.A.
                                 ATTORNEYS AND COUNSELLORS AT LAW


  E. D. ARMSTRONG III                SCOTT C. ILGENFRITZ                  A.R. "CHARLIE" NEAL               JOAN M. VECCHIOLI
  JOHN T. BLAKELY                    FRANK R. JAKES                       F. WALLACE POPE, JR.              STEVEN H. WEINBERGER
  BRUCE H. BOKOR                     TIMOTHY A. JOHNSON, JR.              ROBERT V. POTTER, JR.             AMBER F. WILLIAMS
  GUY M. BURNS                       SHARON E. KRICK                      DONALD P. REED                    JULIUS J. ZSCHAU
  JONATHAN S. COLEMAN                ROGER A. LARSON                      DARRYL R. RICHARDS
  MICHAEL T. CRONIN                  JOHN R. LAWSON, JR.*                 PETER A. RIVELLINI
  ROBERT M. DAISLEY                  MICHAEL G. LITTLE                    DENNIS G. RUPPEL*
  ELIZABETH J. DANIELS               MICHAEL C. MARKHAM                   CHARLES A. SAMARKOS               *OF COUNSEL
  MARION HALE                        STEPHANIE T. MARQUARDT               PHILIP M. SHASTEEN

                                                      PLEASE REPLY TO CLEARWATER


                                                           FILE NO. 41287.102070



                                 April 20, 2001

Mr. Anthony D. Altavilla
Mr. Jens Dalsgaard
c/o Redwood Consultants
81 Throckmorton Ave., Suite 201
Mill Valley, CA  94941

         Re:      eautoClaims.com, Inc.

Dear Tony and Jens:

         The purpose of this letter is to set forth in writing and confirm the agreements and understandings by and between eautoClaims.com, Inc. ("EACC") and each of you as the current holders of 201,900 shares of EACC common stock.

         This letter confirms the following:

o Each of you are agreeable to returning 20,000 shares to EACC for cancellation or transferring said 20,000 shares to a designee of EACC. Thus, each of you agree that you are the holder of record of 181,900 shares of EACC common stock. Such shares were issued to you in consideration for consulting services performed by Liviakis Financial Communications, Inc. on behalf of EACC when you were employees of Liviakis. You are each agreeing to return 20,000 shares in consideration of the resolution of differences between Liviakis and EACC regarding Liviakis' entitlement to shares issued as consideration for the consulting services.

o Each of you agrees to a 270 day lock-up period from the date of the prospectus subject to the allowable sales during lock-up described below.

o Each of you will be free to sell up to ten percent (10%) of your adjusted number of shares per quarter or 18,900 shares per quarter, pursuant to Rule 144 during your 270 day lock-up period. Thus, you may sell up to 18,900 shares on May 26, 2001, 18,900 shares between May 27, 2001 and August 26, 2001 and 18,900 between November 26, 2001 and the termination of the 270 lock-up period.



        CLEARWATER OFFICE                                TAMPA OFFICE
       911 CHESTNUT STREET                          100 NORTH TAMPA STREET
      POST OFFICE BOX 1368                                SUITE 1800
 CLEARWATER, FLORIDA  33757-1368                    POST OFFICE BOX 1100
    TELEPHONE: (727) 461-1818                    TAMPA, FLORIDA  33601-1100
    TELECOPIER (727) 462-0365                     TELEPHONE (813) 225-2500
                                                  TELECOPIER (727)462-0365

Mr. Anthony D. Altavilla
Mr. Jens Dalsgaard
April 20, 2001
Page 2


o The parties agree that the one year holding period shall commence upon the effective date of the merger between TPI and EACC which is agreed to as May 25, 2000. Thus, on May 26, 2001 each of you will be free to sell the agreed upon number of shares pursuant to the provisions of Rule 144. Each of you agree to comply with all provisions of Rule 144.

o Each of you agree that you will send to me your original certificates for re-issuance. You agree that each of you will reduce the total number of shares you own by 20,000. New certificates will be re-issued in denominations that reflect the number of shares subject to lock-up and the number of shares that are free to sell pursuant to Rule 144.

o On or before May 25, 2001, I will issue an opinion of counsel authorizing the sale of shares in accordance with the provisions of Rule 144. This opinion of counsel will be subject to my receipt of all necessary paperwork, including but not limited to, Form 144, broker representation and seller representation letters. This opinion is also subject to my receipt of written authorization from Eric Seidel to release this opinion.

         I trust that this letter accurately reflects our agreements and understandings. If so, I would appreciate you initialing or executing this letter indicating your acceptance of the terms and provisions. I will then have Eric Seidel execute this letter evidencing the EACC acceptance of these terms and provisions.

         If you have any additional questions, please do not hesitate to call me.

                                                Very truly yours,

                                                JOHNSON, BLAKELY, POPE,
                                                BOKOR, RUPPEL & BURNS, P.A.


                                                Michel T. Cronin

MTC:afs
cc:      Eric Seidel
                                                AGREED AND ACCEPTED:

                                                --------------------------------
                                                Anthony D. Altavilla
                                                Date:___________________________


                                                --------------------------------
                                                Jens Dalsgaard
                                                Date:___________________________


                                                eautoClaims.com, Inc.


                                                By:_____________________________
                                                      Eric Seidel
                                                Date:___________________________